UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 23, 2011

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5342

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 30, 2011, Lenco Mobile, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Filing"), reporting the completion of its acquisition of iLoop Mobile, Inc. on December 27, 2011. This Amendment No. 1 ("Amendment No. 1") to the Initial Filing is being filed to provide the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of iLoop Mobile, Inc. as of December 31, 2010 and December 31, 2009 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. The unaudited balance sheet and consolidated statement of operations of iLoop Mobile, Inc. as of and for the nine month period ended September 30, 2011 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is filed herein as exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger dated December 27, 2011 between Lenco Mobile Inc. and iLoop Mobile Inc. (Incorporated by reference herein to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
3.1	Amendment No. 1 to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (Incorporated by reference herein to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
3.2	Certificate of Designation of the Preferences, Rights and Limitations of the Series B1 Convertible Preferred Stock (Incorporated by reference herein to Exhibit 3.2 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
3.3	Certificate of Designation of the Preferences, Rights and Limitations of the Series B2 Convertible Preferred Stock (Incorporated by reference herein to Exhibit 3.3 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
4.1	Form of Subordinated Promissory Note (Incorporated by reference herein to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.1	Form of Warrant Termination Agreement (Incorporated by reference herein to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.2*	2011 Non-Statutory Stock Option Plan (Incorporated by reference herein to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.3*	Form of Stock Option Agreement under the 2011 Non-Statutory Stock Option Plan (Incorporated by reference herein to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.4	Form of Securities Purchase Agreement dated December 23, 2011 related to Series A Convertible Preferred Stock Financing (Incorporated by reference herein to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)

10.5*	Retention Bonus Agreement between Lenco Mobile Inc. and Matthew Harris (Incorporated by reference herein to Exhibit 10.5 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
23.1	Consent of Frank, Rimerman & Co. LLP
99.1	Audited consolidated financial statements of iLoop Mobile, Inc. for the fiscal years ended December 31, 2010 and December 31, 2009.
99.2	Unaudited proforma consolidated balance sheet and consolidated statement of operations as of and for the year ended December 31, 2010 and unaudited pro forma consolidated balance sheet and consolidated statement of operations as of and for the period ended September 30, 2011.

*           Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.
Dated: March 16, 2012	By:	/s/ Chris Dukelow
Chris Dukelow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger dated December 27, 2011 between Lenco Mobile Inc. and iLoop Mobile Inc. (Incorporated by reference herein to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
3.1	Amendment No. 1 to Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (Incorporated by reference herein to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
3.2	Certificate of Designation of the Preferences, Rights and Limitations of the Series B1 Convertible Preferred Stock (Incorporated by reference herein to Exhibit 3.2 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
3.3	Certificate of Designation of the Preferences, Rights and Limitations of the Series B2 Convertible Preferred Stock (Incorporated by reference herein to Exhibit 3.3 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
4.1	Form of Subordinated Promissory Note (Incorporated by reference herein to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.1	Form of Warrant Termination Agreement (Incorporated by reference herein to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.2*	2011 Non-Statutory Stock Option Plan (Incorporated by reference herein to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.3*	Form of Stock Option Agreement under the 2011 Non-Statutory Stock Option Plan (Incorporated by reference herein to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.4	Form of Securities Purchase Agreement dated December 23, 2011 related to Series A Convertible Preferred Stock Financing (Incorporated by reference herein to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
10.5*	Retention Bonus Agreement between Lenco Mobile Inc. and Matthew Harris (Incorporated by reference herein to Exhibit 10.5 to the Company's Current Report on Form 8-K filed on December 30, 2011 [Commission File No. 000-53830].)
23.1	Consent of Frank, Rimerman & Co. LLP
99.1	Audited consolidated financial statements of iLoop Mobile, Inc. for the fiscal years ended December 31, 2010 and December 31, 2009.
99.2	Unaudited proforma consolidated balance sheet and consolidated statement of operations as of and for the year ended December 31, 2010 and unaudited pro forma consolidated balance sheet and consolidated statement of operations as of and for the period ended September 30, 2011.

*           Management contract or compensatory plan or arrangement.